UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2026

Greenland Mines Ltd.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41340	86-2727441
(Commission File Number)	(IRS Employer Identification No.)

1300 South Boulevard, Suite D

Charlotte, NC 28203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (833) 931-6330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GRML	The Nasdaq Stock Market LLC
Warrants	GRMLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 6, 2026, Greenland Mines Ltd (the “Company”) entered into a Subscription Agreement with Battery Mineral Resources Corp. (“BMR”) to purchase 7,000,000 shares of BMR common stock at C$0.20 per share, and tendered the aggregate purchase price of C$1,400,00.

The Subscription Agreement contains customary representations, warranties and agreements by the parties and closing is subject to approval by the TSX Venture Exchange. If closing has not occurred within 60 days, the Company may terminate the Subscription Agreement and recover the amount tendered without interest.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K filed and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference. On November 6, 2026, the Company issued 1,133,268 shares of its common stock to AnorTech pursuant to the Option. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. The shares were issued without general solicitation or advertising.

Item 8.01 Other Events

On November 6, 2026, the Company purchased, pursuant to an option (the “Option”) contained in the Share Exchange Agreement dated June 15, 2026 between the Company and AnorTech Inc.(“AnorTech”), a total of 25,168,669 shares of AnorTech common stock for a total purchase price C$7,550,601. The Company paid the purchase price by issuing to AnorTech a total of 1,133,268 newly issued shares of the Company’s common stock.

A copy of the June 15, 2026 Share Exchange Agreement can be found in the Company’s Form 8-K Current Report filed with the Securities and Exchange Commission on June 22, 2026.

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description
10.1	Subscription Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2026	GREENLAND MINES LTD.

	By:	/s/ Joseph Sinkule
	Name:	Joseph Sinkule
	Title:	Chief Executive Officer

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